SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to  Rule 14a-11(c) or Rule 240.14a-12

                              Workstream Inc.
               --------------------------------------------------
               Name of the Registrant as Specified In Its Charter

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies: Not applicable

      (2) Aggregate number of securities to which transaction applies: Not applicable

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

      (4)   Proposed maximum aggregate value of transaction: Not applicable

      (5)   Total fee paid: Not applicable

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: Not applicable

      (2)   Form, Schedule or Registration Statement No.: Not applicable

      (3)   Filing Party: Not applicable

      (4)   Date Filed: Not applicable

                                 WORKSTREAM INC.
                      NOTICE OF ANNUAL AND SPECIAL MEETING
                                 OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual and special meeting of the shareholders of WORKSTREAM INC. (the "Corporation") will be held on Wednesday, October 27, 2004 at the offices of Workstream Inc. located at 495 March Road, Suite 300, Ottawa, Ontario K2K 3G1 commencing at 10:00 a.m. (Ottawa time) for the following purposes:

      1.    to elect the following persons as directors of the Corporation:

                  Michael Mullarkey
                  Thomas Danis
                  Matthew Ebbs
                  Michael Gerrior
                  Arthur Halloran
                  Cholo Manso
                  Steve Singh

      2. to approve a resolution to amend the Corporation's stock option plan to increase the number of shares available for issuance under the plan and to permit awards of restricted stock under the plan;

      3. to appoint PricewaterhouseCoopers LLP as auditors of the Corporation;

      4.    to authorize the directors to fix the remuneration of the auditors;

      5. to receive and consider the financial statements of the Corporation for the fiscal year ended May 31, 2004 together with the auditors' report thereon and the Annual Report to the shareholders; and

      6. to transact such further and other business as may properly be brought before the meeting or any adjournment or any adjournments thereof.

The enclosed proxy is solicited by our management. We have enclosed a copy of our annual report for the fiscal year ended May 31, 2004, which is not a part of the proxy soliciting materials.

The financial statements referred to in paragraph 5 above are set out in our 2004 annual report, a copy of which is enclosed with this Notice of Meeting.

Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy circular and proxy statement or by attending the meeting and voting in person.

      DATED this 27th day of September, 2004.

            BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Michael Mullarkey
                                              Michael Mullarkey, Chairman
NOTE:
IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. A POSTAGE PAID ADDRESSED ENVELOPE HAS BEEN ENCLOSED.

                                 WORKSTREAM INC.
                                 495 MARCH ROAD
                                    SUITE 300
                         OTTAWA, ONTARIO CANADA K2K 3G1
                                 (613) 270-0619

                              --------------------

                       PROXY CIRCULAR AND PROXY STATEMENT
                                       FOR
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 27, 2004

                              --------------------

      This Proxy Circular and Proxy Statement is furnished in connection with the solicitation of proxies by, or on behalf of, the management of Workstream Inc. ("Workstream"), incorporated under the laws of Canada, for use at the annual and special meeting of the shareholders of Workstream (the "Meeting") to be held on Wednesday, the 27th day of October, 2004 at the hour of 10:00 a.m. (Ottawa time) at the offices of Workstream, 495 March Road, Suite 300, Ottawa, Ontario K2K 3G1 and at any adjournment or adjournments thereof for the purposes set forth in the Notice of Meeting. Except as otherwise stated, the information contained herein is given as of September 27, 2004.

      The Notice of Annual and Special Meeting, this document and the Form of Proxy will be mailed commencing on or about October 1, 2004 to shareholders of record as of the close of business on September 24, 2004, the record date for the Meeting.

                      SOLICITATION OF PROXIES BY MANAGEMENT

      THE ENCLOSED PROXY IS BEING SOLICITED BY, OR ON BEHALF OF, OUR MANAGEMENT and the cost of such solicitation will be borne by us, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners. The solicitation of proxies will be primarily by mail, but proxies may also be solicited by telephone or other personal contact by our directors, officers and employees or by our transfer agent and registrar. We will reimburse their expenses for doing this.

                              INFORMATION ON VOTING

APPOINTMENT OF PROXIES

      The persons named in the enclosed Form of Proxy are our directors and officers. A shareholder desiring to appoint some other person to represent him/her at the Meeting may do so by inserting such person's name in the blank space provided in the Form of the Proxy or by completing another form of proxy and in either case delivering the completed proxy to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, Attention: Proxy Department, not later than the day preceding the Meeting or by depositing it with the Chairman of the Meeting prior to the commencement of the Meeting. It is the responsibility of the shareholder appointing some other person to represent him/her to inform such person that he/she has been so appointed. The proxy must be executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof, duly authorized.

REVOCABILITY OF PROXIES

      A shareholder executing the enclosed Form of Proxy has the right to revoke it under subsection 148(4) of the Canadian Business Corporation Act. A shareholder may revoke a proxy by depositing an instrument in writing executed by him/her or by his/her attorney authorized in writing at the offices of Workstream, 495 March Road, Suite 300, Ottawa, Ontario K2K 3G1 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or adjournments thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment or adjournments thereof or in any other manner permitted by law.

VOTING BY PROXY

      For the purpose of voting by proxy, proxies marked as "WITHHOLD/ABSTAIN" will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to "WITHHOLD/ABSTAIN" is indicated.

      Your Common Shares (as defined below) may not be registered in your name but in the name of an intermediary (which is usually a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates). If your Common Shares are registered in the name of an intermediary, you are a non-registered shareholder.

      We have distributed copies of this document to intermediaries for distribution to non-registered shareholders. Unless you have waived your rights to receive these materials, intermediaries are required to deliver them to you as a non-registered shareholder of Workstream and to seek your instructions as to how to vote your Common Shares. Proxies returned by intermediaries as "non-votes" because the intermediary has not received instructions from the non-registered shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Common Shares represented by such broker "non-votes" will, however, be counted in determining whether there is a quorum.

      On any ballot that may be called for regarding the matters listed in the Notice of Annual and Special Meeting and in the Form of Proxy, the common shares of Workstream (hereinafter sometimes called the "Common Shares") represented by the enclosed Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon by marking an "X" in the boxes provided for that purpose on the Form of Proxy. In the absence of such instructions the Common Shares will be voted: (i) "FOR" the election of directors; (ii) "FOR" the approval of amending the stock option plan; (iii) "FOR" the appointment of auditors; and (iv) "FOR" authorizing the directors to fix the auditors' remuneration, in each case, as referred to in this Proxy Circular and Proxy Statement.

EXERCISE OF DISCRETION BY PROXIES

      If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting or if any other matters properly come before the Meeting, the enclosed Form of Proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting.

                      AUTHORIZED CAPITAL, VOTING SHARES AND
                            PRINCIPAL HOLDERS THEREOF

      We are authorized to issue an unlimited number of Common Shares, an unlimited number of Class A Preferred Shares and an unlimited number of Series A Convertible Preferred Shares. Our shareholders of record as at the close of business on September 24, 2004 are entitled to receive notice of, and vote at, the Meeting. As of that date, 41,800,139 Common Shares were issued and outstanding and entitled to vote. As of September 24, 2004, there were no Class A Preferred Shares or Series A Convertible Preferred Shares outstanding. The holders of the Common Shares are entitled to one (1) vote at any meeting of our shareholders for each common share held.

      The presence at the Meeting, in person or by proxy, of the holders of at least 33-1/3% of the outstanding Common Shares entitled to be voted at the Meeting constitutes a quorum for the transaction of business at the Meeting.

      Unless otherwise indicated, all references in this document to dollar amounts are to U.S. dollars.

         SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

         The following table sets forth as of September 27, 2004 certain information with respect to the beneficial ownership of each person whom we knew to be the beneficial owner of more than 5% of our Common Shares.

-------------------------------------------------------------------------------------------
                                                                  COMMON SHARES
-------------------------------------------------------------------------------------------
NAME AND ADDRESS OF
BENEFICIAL OWNER                                 NUMBER OF SHARES (1)           PERCENT
-------------------------------------------------------------------------------------------
Michael Mullarkey                                      4,275,000                 10.2%
c/o Workstream Inc., 495 March Road,
Suite 300, Ottawa, Ontario, K2K 3G1
-------------------------------------------------------------------------------------------

Paul Champagne                                         3,463,625                 8.2%
P.O. Box 4085 Station A Toronto, Ontario
M5W2X6
-------------------------------------------------------------------------------------------
William Blair Small Cap Growth Fund                    2,418,160                 5.7%
222 West Adams Street
Chicago, IL
60606

--------------------------------------------------------------------------------------------

(1) With respect to each shareholder, includes any shares issuable upon exercise of options and conversion of convertible notes held by such shareholder that are or will become exercisable or convertible within 60 days of September 27, 2004.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth as of September 27, 2004 certain information with respect to the beneficial ownership of (i) each director, (ii) each nominee for election to the board of directors, (iii) our chief executive officer and each other executive officer who earned more than $100,000 during fiscal year 2004 (collectively, the "Named Executive Officers") and (iv) all the directors and executive officers as a group.

-----------------------------------------------------------------------------------------------
NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES(1)        PERCENT OF CLASS
-----------------------------------------------------------------------------------------------
Michael Mullarkey                                     4,275,000                  10.2%
-----------------------------------------------------------------------------------------------
Matthew J. Ebbs                                         113,333(2)                  *
-----------------------------------------------------------------------------------------------
Michael A. Gerrior                                       37,667(3)                  *
-----------------------------------------------------------------------------------------------
Cholo Manso                                              35,333(4)                 *
-----------------------------------------------------------------------------------------------
Thomas Danis                                             13,333(5)                 --
-----------------------------------------------------------------------------------------------
Arthur Halloran                                           6,667(6)                 --
-----------------------------------------------------------------------------------------------
Steve Singh                                               --                       --
-----------------------------------------------------------------------------------------------
David Polansky                                           16,667(7)                 --
-----------------------------------------------------------------------------------------------
All executive officers and directors as               4,505,000(8)               10.7%
a group (9 persons)
-----------------------------------------------------------------------------------------------

* Less than 1%

(1) With respect to each shareholder, includes any shares issuable upon exercise of options held by such shareholder that are or will become exercisable within 60 days of September 27, 2004.
(2) Consists of 113,333 Common Shares issuable upon the exercise of stock options.
(3) Consists of 7,667 Common Shares issuable upon the exercise of stock options.
(4) Consists of 13,333 Common Shares issuable upon the exercise of stock options.
(5) Consists of 13,333 Common Shares issuable upon the exercise of stock options.
(6) Consists of 6,667 Common Shares issuable upon the exercise of stock options.
(7) Consists of 16,667 Common Shares issuable upon the exercise of stock options.
(8) Consists of 178,000 Common Shares issuable upon the exercise of stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires that our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended May 31, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that due to an administrative oversight, a Form 4 reflecting the grant of options to Mr. Mullarkey was not filed in a timely manner.

                        PROPOSAL 1--ELECTION OF DIRECTORS

                             (ITEM 1 ON PROXY CARD)

      At the Meeting, shareholders will be asked to approve the election of directors, as a group, by resolution, which requires that a majority of the votes cast at the Meeting be voted "FOR" the resolution for the election of nominees as a group. Unless a contrary choice is specified, proxies solicited by Management will be voted "FOR" the nominees for director set forth below.

      At the Meeting, seven directors are to be elected to the Board of Directors. Six of the nominees, Michael Mullarkey, Thomas Danis, Matthew Ebbs, Michael Gerrior, Arthur Halloran and Cholo Manso, currently serve as members of the Board of Directors and are standing for re-election. Steve Singh is standing for election for the first time and was recommended by Michael Mullarkey, our Chairman and Chief Executive Officer. The term of office of each of the current directors is due to expire immediately prior to the election of directors at the Meeting.

      Set forth below is more detailed information regarding each of the nominees.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

                                     Director
Name                         Age     Since        Position
----                         ---     --------     --------
Michael Mullarkey            36      2001         Chairman of the Board of Directors,
                                                  President and Chief Executive Officer
Thomas Danis                 57      2001         Director (1)
Matthew Ebbs                 39      1999         Director (1)
Michael Gerrior              54      2001         Director
Arthur Halloran              58      2001         Director
Cholo Manso                  41      2001         Director (1)
Steve Singh                  43      2004         Director

(1)   Member of the Audit Committee of the Board of Directors.

Michael Mullarkey has been the Chairman of our Board of Directors since November 2001 and our Chief Executive Officer since April 2001. In April 2003, Mr. Mullarkey assumed the responsibilities of President, a position he previously served from April 2001 until November 2001. From January 2001 to April 2001, Mr. Mullarkey was the President, Secretary and a Director of Paula Allen Holdings, Inc., a full service outplacement firm in the United States, which we acquired in April 2001. From October 1999 to December 2000, Mr. Mullarkey returned to Sony Corporation where he served as General Manager. From January 1998 to September 1999, Mr. Mullarkey was the co-founder and managing director of Information Technology Mergers & Acquisitions, LLC, an investment capital group managing private equity funding and investing in emerging technology markets and organizations. From October 1989 to February 1997, Mr. Mullarkey was employed by Sony Corporation of America, a subsidiary of Sony Corporation, where his most recent position was Vice President and General Manager. Prior to serving as Sony Corporation of America's Vice President and General Manager, Mr. Mullarkey served as its National Sales Manager, a position he held from 1992 to 1994, and prior to that he served as one of its Sales Executives.

Thomas Danis joined our Board of Directors and audit committee in July 2001. Mr. Danis is currently an insurance broker with Aon Corporation, a provider of risk management services, insurance and reinsurance brokerage, human capital and management consulting, and specialty insurance underwriting. During 2001, Mr. Danis was the Market Area Leader for Southern California with Aon Risk Services and was responsible for the offices in this area. From 1993 to 2000, Mr. Danis was a Managing Director of the Mergers & Acquisitions Practice for Aon, as well as their St. Louis office. Mr. Danis serves on the Board of Directors of International Wire Group, Inc. and International Wire Holding Company. International Wire Group, Inc. files reports pursuant to the Securities Exchange Act of 1934. Mr. Danis serves on the Board of RCP Advisors, a fund to funds private equity firm.

Matthew Ebbs has been a member of our Board of Directors and audit committee since October 1999. From October 2003 to September 2004, Mr. Ebbs was the Business Development Manager for WorldHeart Corporation. From October 2001 to September 2003, Mr. Ebbs was the Recovery Service Manager with Export Development Corporation. From April 1999 to October 2001, Mr. Ebbs was the Chairman, Chief Executive Officer and a director of LuxurySquare.com Corporation, an electronic business and online catalogue company. From January 1997 to April 1999, Mr. Ebbs was an attorney at Perley-Robertson, Hill & McDougall LLP, our Canadian legal counsel.

Michael Gerrior has been a member of our Board of Directors since April 2001. From 1988 to present, Mr. Gerrior has been a partner at Perley-Robertson, Hill & McDougall LLP, our Canadian legal counsel. Mr. Gerrior assists his clients with mergers and acquisitions, securities matters and corporate governance. He has concluded private placements, venture capital transactions, and public offerings on various exchanges, including NASDAQ, the TSX Venture Exchange, the Toronto Stock Exchange and the Montreal Exchange.

Arthur Halloran has been a member of our Board of Directors since May 2001. Since April 2004, Mr. Halloran has been the Director of Business Development for RSM McGladrey, Inc., an accounting and consulting firm and is responsible for all business development activities for the New York/ Connecticut Economic Unit. From October 2001 until April 2003, Mr. Halloran also served as our President and Chief Operating Officer. From October 1989 until October 2001, Mr. Halloran was employed in a number of positions by Sony Electronics Inc., with his most recent position being Senior General Manager Specialty Sales and Marketing where he was responsible for retail operations and incentive marketing. From September 1999 to April 2000, Mr. Halloran was the President, Business Solutions Company, responsible for the creation and development of the first Sony company to address all of the Sony Electronic business units. From December 1990 to September 1999, Mr. Halloran was the Vice President, Diversified Markets, where he was responsible for the non-retail/non-traditional markets of Sony Electronics.


Cholo Manso joined our Board of Directors and audit committee in July 2001. Since January 2002, Mr. Manso has served as the Chief Executive Officer of Netlano Services Inc., which is a Managed Service Provider of mobility software applications. From September 1999 to September 2003, Mr. Manso has been an Independent Consultant whose main focus was advising angel investors. From November 1996 to September 1999, Mr. Manso was the Chief Executive Officer and founder of Quarterdeck Consulting Inc., a company that specialized in sales of security software, hardware, consulting and maintenance services to Government and the Private Sector.

Steve Singh is nominated to join our Board of Directors. Since 1996 Mr. Singh has served as President and Chief Executive Officer of Concur Technologies Inc., a provider of Corporate Expense Management solutions, and as a director since 1993, including service as Chairman of the Board of Directors since September 1999. From 1993 to 1996, Mr. Singh was General Manager of the Contact Management Division at Symantec Corporation, a computer software and services company.

EXECUTIVE OFFICER INFORMATION

David Polansky, age 39, has been our Chief Financial Officer since May 2003. He is in charge of our financial, human resources, legal and administrative affairs. From July 2000 until May 2003, Mr. Polansky was the Senior Vice President and Chief Financial Officer of Arnold Palmer Golf Management, a company that owns and manages golf courses, where he was responsible for accounting, finance, information technology and human resources. From February 1999 until July 2000, Mr. Polansky was employed by Sunterra Resorts, a company that owns and manages timeshare resorts throughout the world. During his employment with Sunterra Resorts, Mr. Polansky held various positions, with his most recent position being National Controller. From June 1991 until February 1999, Mr. Polansky was employed by Interstate Hotels, a company that owns and operates hotels around the world, in various positions, with his most recent position being Director of Central Accounting.

Tammie Brown, age 40, joined us in May 2000 as our Investor Relations Officer. Currently Ms. Brown is the Vice President of Human Resources and also responsible for Investor Relations. She was previously employed by NetManage, Inc. from July 1998 to May 2000, where she was responsible for Investor Relations. From October 1995 to July 1998, Ms. Brown was the Executive Assistant/Investor Relations Officer for Milkyway Networks, an internet security software provider.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the year ended May 31, 2004 ("fiscal 2004"), the Board of Directors held 4 meetings. Each director attended more than 75% of the aggregate of the total number of meetings of the Board and meetings held by all committees of the Board on which he served during fiscal 2004.

      The Board has established an Audit Committee. The Audit Committee is comprised of three non-employees, Matthew Ebbs (Chairman), Thomas Danis and Cholo Manso. The Board has determined that all members of the Audit Committee are `independent' as that term is currently defined in Rule 4200(a)(15) of the listing standards of the NASD and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Ebbs meets the SEC criteria of an "audit committee financial expert." The Audit Committee recommends to the Board the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, internal accounting controls and audit practices and professional services rendered to us by such independent accountants. The Audit Committee also makes recommendations to the Board on the compensation of the Chief Executive Officer, President and Chief Financial Officer and administers our stock option plan.

      The Audit Committee held 4 meetings during fiscal year 2004. The Board has adopted a written charter for the Audit Committee.

NOMINATIONS OF CANDIDATES FOR DIRECTOR

      The Company does not currently have a Nominating Committee, and as a result it does not maintain a Nominating Committee Charter. Rather a majority of the "independent" directors, as determined in accordance with the applicable listing standards of the NASD, recommend candidates for nomination and election to the Company's Board of Directors and when appropriate review the requisite skills and characteristics required of individual Board members in the context of the current composition of the Board, including such factors as business experience, diversity, personal skills in technology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board.

      The majority of the "independent" directors also consider candidates recommended by shareholders. The names and biographies of any such proposed nominees should be sent to Workstream Inc., 495 March Road, Suite 300, Ottawa, Ont. K2K 3G1, ATTN: Tammie Brown.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board of Directors welcomes communication from the Company's shareholders. Any shareholder may communicate with either the Board as a whole, or with any individual director by sending a written communication c/o the Company's Chief Executive Officer at the Company's office located at 495 March Road, Suite 300, Ottawa, Ont. K2K 3G1. All such communication sent to the Company's Chief Executive Officer will be forwarded to the Board, as a whole, or to the individual director to whom such communication was addressed.

      The Company encourages, but does not require, the members of the Board to attend the annual meeting of shareholders. One of our Board members attended last year's annual and special meeting.

COMPENSATION OF DIRECTORS

      All directors are entitled to reimbursement of their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Directors who are not also Workstream employees or professionals on retainer with Workstream are paid $15,000 annually. Directors who are members of our audit committee are paid an additional $1,000 for each committee meeting attended. In addition, each director is eligible to participate in our 2002 Amended and Restated Stock Option Plan.

COMPANY EMPLOYEE CODE OF CONDUCT

      The Board has adopted a Code of Conduct that applies to the Company's officers and employees, including its principal executive, financial and accounting officers and persons performing similar functions. The Code of Conduct will be made available, without charge, upon written request made to Tammie Brown of the Company at its principal executive offices located at 495 March Road, Suite 300, Ottawa, Ont. K2K 3G1. In addition, it is also available on the Company's website at www.workstreaminc.com.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the cash compensation as well as certain other compensation earned during the fiscal years indicated by certain of our executive officers (our "Named Executive Officers").

-------------------------------------------------------------------------------------------------------------------
                                                                               Long- Term
                                                                               Compensation         All Other
                                          Annual Compensation                  Awards               Compensation
----------------------------------------------------------------------------- --------------------  ($)
-------------------------------------------------------------------------------------------------------------------

Name and            Year      Salary           Bonus         Other Annual        Securities
Principal                     ($)              ($)           Compensation        Underlying
Position                                                    ($)                  Options (#)(1)
-------------------------------------------------------------------------------------------------------------------
Michael              2004     $216,667          $150,000            --               300,000           $49,410(3)
Mullarkey,           2003     $200,000 (2)      $214,547            --               300,000
Chief Executive      2002     $ 83,333 (4)      $300,000            --                  --             $4,710 (3)
Officer                                                                                                $2,279 (3)
-------------------------------------------------------------------------------------------------------------------
David Polansky,      2004     $140,000           $15,000            --                  --             $15,478 (6)
Chief Financial      2003         --   (5)          --              --                50,000              --
Officer
-------------------------------------------------------------------------------------------------------------------

Notes to Summary Compensation Table:

(1) Represents the number of Common Shares underlying options granted under our 2002 Amended and Restated Stock Option Plan.
(2) All salary and bonuses earned by Mr. Mullarkey through May 31, 2003 have been deferred.
(3) Consists of $5,344 of insurance premiums paid with respect to a $5,000,000 term life insurance policy on the life of Mr. Mullarkey, a $30,166.15 lump sum car allowance, which covers years 2001 through 2004, and health and dental insurance premiums of $13,899.28.
(4) Mr. Mullarkey joined the Company in April 2001 and received no salary until January 1, 2002. From January 1, 2002, to January 2004, Mr. Mullarkey's annual salary was $200,000. Starting in January 2004, Mr. Mullarkey's annual salary was $250,000.
(5)   Mr. Polansky joined the Company in May 2003.
(6) Consists of a car allowance of $6,000.02 and health and dental insurance premiums of $9,478.44.

STOCK OPTION GRANTS

      The following table sets forth certain information with respect to stock options to purchase our Common Shares that were granted to each of the Named Executive Officers during the year ended May 31, 2004.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION FOR
                                                                                                       OPTION TERM (2)
---------------------------------------------------------------------------------------------------------------------------
          NAME              NUMBER OF      % OF TOTAL     EXERCISE    MARKET VALUE    EXPIRATION     5% ($)      10% ($)
                              COMMON        OPTIONS       PRICE PER     OF OPTION        DATE
                              SHARES       GRANTED TO       SHARE       SHARES ON
                            UNDERLYING    EMPLOYEES IN    ($/SHARE)    THE DATE OF
                             OPTIONS      FISCAL YEAR                     GRANT
                           GRANTED (1)        2004
---------------------------------------------------------------------------------------------------------------------------
Michael Mullarkey          300,000 (3)        70%           $2.15         $2.15       1/28/2009     $178,202     $393,779
---------------------------------------------------------------------------------------------------------------------------
David Polansky                  --             --            --            --             --           --           --
---------------------------------------------------------------------------------------------------------------------------

(1) The options were granted under our 2002 Amended and Restated Stock Option Plan.

(2) Illustrates the value that might be received upon exercise of options immediately prior to the assumed expiration of their term at the specified compounded rates of appreciation based on the market price for the Common Shares when the options were granted. Assumed rates of appreciation are not necessarily indicative of future stock performance.

(3) Option vests 100,000 shares on January 28, 2005, 100,000 shares on January 28, 2006 and 100,000 shares on January 28, 2007.

STOCK OPTION EXERCISES AND HOLDINGS

      The following table sets forth for each of the Named Executive Officers certain information with respect to stock options exercised during the year ended May 31, 2004 and the number and value of exercisable and unexercisable options held by the Named Executive Officers as of May 31, 2004.

-----------------------------------------------------------------------------------------------------------------
                          SHARES        VALUE
           NAME          ACQUIRED      REALIZED       NUMBER OF SECURITIES         Value of Unexercised
                        ON EXERCISE      ($)         UNDERLYING UNEXERCISED        In-the-Money Options at Fiscal
                            (#)                    OPTIONS AT FISCAL YEAR-END      Year-End (1)
                                                  EXERCISABLE/UNEXERCISABLE (#)    EXERCISABLE/UNEXERCISABLE
                                                                                               ($)
-----------------------------------------------------------------------------------------------------------------
Michael Mullarkey         100,000     $100,000            0/500,000                        $0/$565,000
-----------------------------------------------------------------------------------------------------------------
David Polansky              --           --             16,667/33,333                    $31,167/$62,333
-----------------------------------------------------------------------------------------------------------------

(1) The value of unexercised in-the-money options is based on the difference between the last sale price of a share of our common shares as reported on the NASDAQ Small Cap Market on May 31, 2004 ($2.82) and the exercise price of the options, multiplied by the number of options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

      Michael Mullarkey Employment Agreement. We entered into an employment agreement as of January 2004 with Michael Mullarkey to serve as our Chief Executive Officer at a minimum annual salary of $250,000. The employment agreement has a three year term unless written notice is given by either party at least ninety (90) days before the end of the first year term or any extension thereof, that they wish the Agreement to terminate at the end of that Term, the Agreement will be automatically be extended by successive one year terms. Mr. Mullarkey is also entitled to receive a bonus of up to $200,000 to be awarded should certain mutually agreed upon goals and objectives be achieved. Mr. Mullarkey is also entitled to an Accelerator Bonus which is an additional bonus payable of 5% of revenue for revenue growth in excess of 20% to 40% inclusive, 7% of revenue growth in excess of 41%. EBITDA must be positive during the evaluation period. This Accelerator Bonus would be payable over a three year period, one third each year as long as Mr. Mullarkey is employed with the Company.

      In addition, we granted Mr. Mullarkey an option to purchase 300,000 Common Shares at an exercise price of $2.15 per share, which option vests in three equal annual installments beginning in January 2005. Under the agreement, Mr. Mullarkey also receives a car allowance of $800 per month as well as short-term and long-term disability coverage and term life insurance coverage of $5,000,000. If we elect to terminate Mr. Mullarkey's employment other than for "cause" (as defined in the agreement) within one year of the signing of the agreement, Mr. Mullarkey would be entitled to six months salary and benefits. If after one year of the signing of the agreement we elect to terminate Mr. Mullarkey's employment other than for "cause," or do not renew his employment agreement and fail to offer him continued employment on comparable terms, Mr. Mullarkey would be entitled to 12 months' salary and benefits. If we elect to terminate Mr. Mullarkey's employment for "cause" at any time during the agreement, Mr. Mullarkey will continue to receive his salary and benefits until the date his employment is terminated. Should there be a change in control of the Company and Mr. Mullarkey is released for any reason save and except for cause, Workstream shall pay Mr. Mullarkey, three years' severance. The severance amount is due and payable upon completion of the transaction and is further based on the average of the previous three years total compensation. Should Mr. Mullarkey be released for any reason except for cause, all stock options, stocks and warrants and bonuses shall vest immediately. Change in control shall be defined as ownership of an amount greater than 50% of the total issued and outstanding shares of Workstream.

      David Polansky Employment Agreement. In September 2004, we entered into an employment agreement with David Polansky to serve as our Chief Financial Officer at a minimum annual salary of $160,000. The employment agreement has a one year term expiring in September 2005 that automatically renews at the end of its term for an additional year unless either party gave notice of nonrenewal. Mr. Polansky is also entitled to receive a bonus in an amount up to $90,000 upon the achievement of mutually agreed objectives. Under the agreement, Mr. Polansky also receives a car allowance of $500 per month. If we elect to terminate Mr. Polansky's employment other than for "cause" (as defined in the agreement), Mr. Polansky would be entitled to three months' salary and benefits. Mr. Polansky must give not less than three months prior written notice to Workstream which we may waive, in part or whole, if he wishes to resign.

PERFORMANCE GRAPH

      The following graph compares the percentage change in the cumulative total shareholder return on the Common Shares from the date of our initial public offering in December 1999 with the cumulative total return of Standard & Poor's 500 Stock Index and a peer's results during such period. The company used as the peer is Monster Worldwide Inc., which provides recruiting solutions. The comparison assumes that $100 was invested at the beginning of such period in our Common Shares and in the Standard & Poor's 500 Stock Index and Monster Worldwide Inc. and assumes the reinvestment of any dividends.

                              [LINE CHART OMITTED]

                       CUMULATIVE VALUE OF $100 INVESTMENT

                    Workstream       Monster Worldwide       Standards & Poor
                    ----------       -----------------       ----------------
December 1999              100                    100                     100
May 2000                 58.33                  92.28                   99.81
May 2001                 57.50                  97.32                   88.23
May 2002                 65.32                  45.11                   74.97
May 2003                 16.00                  33.20                   67.70
May 2004                 47.00                  42.27                   78.74

DIRECTORS AND OFFICER'S INSURANCE

      During the fiscal year ended May 31, 2004, we paid a premium of $210,445 for our directors' and officers' liability insurance policy. The amount of coverage under such policy is $5,000,000.

REPORT ON EXECUTIVE COMPENSATION

      We do not have a compensation committee but instead our Audit Committee performs equivalent functions of a compensation committee.

      Our philosophy in determining the compensation of our executive officers is to encourage performance in order to maintain our position in a highly competitive environment. As a result, the compensation package consists of a combination of salary, bonus opportunity and stock options. The Audit Committee believes that base salaries must be "competitive" and also recognize the job performance and contribution of employees. Each executive officer's base salary is determined by reviewing his or her sustained job performance over time, based on individual performance and performance of the business or staff unit over which the executive officer exercises responsibility. Having a compensation program that allows the Company to successfully attract and retain key employees permits us to provide useful products and service to customers, enhance stockholder value, stimulate technological innovation, reinforce Company values and adequately reward employees. The Audit Committee targets a base salary market position for each Named Executive Officer that is competitive with peer software companies, subject to variations depending on the officer's experience in his or her respective position and individual performance. The bonus plan is structured to deliver total cash compensation that is competitive with peer companies.

      The salaries of the Chief Executive Officer and Chief Financial Officer are determined by the Audit Committee upon reliance on market data to assess their adequacy. During fiscal 2004, we granted our Chief Executive Officer and our Chief Financial Officer options to purchase 300,000 and 50,000 Common Shares, respectively, at an exercise price of $2.15 and $0.95 per share, respectively. The options vest in three equal annual installments beginning on the first anniversary of their grant date. Our Chief Executive Officer and Chief Financial Officer have written employment agreements that establish their annual salary, bonus and fringe benefits. Our Chief Executive Officer entered into a new employment agreement dated as of January 2004 and our Chief Financial Officer entered into a new employment agreement in September 2004.

      During fiscal 2004, our Chief Executive Officer earned a base salary of $200,000 and pursuant to the terms of our Chief Executive Officer's prior employment a bonus of $150,000. The Audit Committee believes that the Chief Executive Officer's performance bonus should be paid in relation to the success and strength of the Company, which is the ultimate measure of Chief Executive Officer's effectiveness and aligns Chief Executive Officer's compensation to shareholder expectations. Mr. Mullarkey's bonus was awarded as follows: (1) Mr. Mullarkey achieved the maximum bonus level of greater than 40% gross profit margin vs. previous fiscal year end and therefore was awarded $45,000; (2) Mr. Mullarkey achieved the minimum bonus level of positive EBITDA and therefore was awarded a $10,000 bonus; (3) Mr. Mullarkey achieved the maximum bonus level of $40,000 based upon the completion of a professional development course and participation in an international business trip outside of North America to promote the Company; and (4) Mr. Mullarkey was awarded a $55,000 discretionary bonus by the Audit Committee to Mr. Mullarkey.

      Under his current employment agreement, our Chief Executive Officer's minimum base salary is $250,000 per year. However, the annual bonus was changed and is now based on improvements in Workstream's financial performance from the prior fiscal year and our Chief Executive Officer's achieving certain personal objectives (e.g. becoming a member of an HR Industry Association, taking a Professional Development course, assisting a charitable organization). More specifically, the amount of the annual bonus is dependent upon the amount by which Workstream's revenues and gross profit margins increase from the prior fiscal year and Workstream's earnings before interest, taxes, depreciation and amortization (EBITDA) for the applicable fiscal year. Our Chief Executive Officer is also entitled to an Accelerator Bonus which is an additional bonus payable of 5% of revenue for revenue growth in excess of 20% to 40% inclusive, 7% of revenue growth in excess of 41%. EBITDA must be positive during the evaluation period. This Accelerator Bonus would be payable over a three year period, one third each year as long as the Chief Executive Officer is employed with the company.


         Submitted by the Audit Committee:

                  Matthew Ebbs
                  Thomas Danis
                  Cholo Manso


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We do not have a Compensation Committee but instead our Audit Committee performs equivalent functions of a Compensation Committee. Matthew Ebbs, Thomas Danis and Cholo Manso served on our Audit Committee during the fiscal year ended May 31, 2004. Prior to fiscal 2004, Cholo Manso served as a non-employee officer of the Company.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States.

      In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures covered under the letter from independent auditors, required by Independent Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with the auditors their independence from Workstream and its management. Finally, the Audit Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence.

      Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Workstream's Annual Report on Form 10-K for the year ended May 31, 2004, for filing with the Securities and Exchange Commission.

         Submitted by the Audit Committee:

                  Matthew Ebbs (Chairman)
                  Thomas Danis
                  Cholo Manso


FEES PAID TO AUDITORS

      As part of its duties, the Audit Committee has also considered whether the provision of services other than audit services by the independent auditors to us is compatible with maintaining the auditors' independence. The fees for all services provided by our independent auditors to us during fiscal year 2004 and fiscal 2003 are as follows:

Audit Fees

      Amounts billed by PricewaterhouseCoopers LLP for services rendered in connection with the audit of our financial statements for the fiscal year 2004 and for the reviews of our quarterly financial statements, and an audit of the Kadiri acquisition were CDN $305,500 (U.S. $224,072 based on an exchange rate of $0.73 effective May 31, 2004). Amounts billed by PricewaterhouseCoopers LLP for service rendered in connection with the audit of our financial statements for the fiscal year 2003 and the reviews of our quarterly financial statements were CDN $216,334 (U.S. $155,760.48 based on an exchange rate of $.72 effective May 31, 2003).

Audit-Related Fees

      Amounts billed by PricewaterhouseCoopers LLP for audit-related services for the fiscal years 2004 and 2003 were CDN $28,500 (U.S. $20,903 based on an exchange rate of $0.73 effective May 31, 2004), and CDN $80,000, (U.S. $57,600 based on an exchange rate of $0.72 effective May 31, 2003), respectively. These fees relate to work performed with respect to registration statements and other filings with the Securities and Exchange Commission. All of these fees were pre-approved by the audit committee.

Tax fees

      Amounts billed by PricewaterhouseCoopers LLP for tax services for fiscal 2004 and fiscal 2003 were CDN $319,725 (U.S. $234,505 based on an exchange rate of $0.73 effective May 31, 2004), and CDN $135,000 (U.S. $97,200 based on an exchange rate of $0.72 effective May 31, 2003). These fees relate to tax consultation and compliance services, and work performed with respect to registration statements and other filings with the Securities and Exchange Commission. All of these fees were pre-approved by the Audit Committee.

All Other Fees

      There were no other fees paid to PricewaterhouseCoopers LLP in fiscal 2004 and fiscal 2003.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by the Company's principal accountants be approved in advance by the Audit Committee of the Board of Directors. Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting.

               PROPOSAL NUMBER 2 - AMENDMENT TO STOCK OPTION PLAN

AMENDMENT TO STOCK OPTION PLAN

      On September 21, 2004, the Board resolved that, subject to the approval of the shareholders, the maximum number of Common Shares which are reserved for issuance under our 2002 Amended and Restated Stock Option Plan be increased by 2,000,000 shares to a total of 5,000,000 shares (the "Plan Shares"). Further, the Board resolved that 4,000,000 of the Plan Shares be reserved from time to time for issuance pursuant to the exercise of options and 1,000,000 of the Plan Shares be reserved from time to time for issuance of restricted share grants or restricted share unit grants. The purpose of this amendment to the plan is to provide us with a greater ability to attract and retain qualified individuals as employees, consultants, officers and directors by the granting of options, restricted share grants and restricted share unit grants. Management views the granting of stock options, restricted share grants and restricted share unit grants as a key part of employee compensation, retention and attraction.

      As of September 27, 2004, options to purchase 2,861,217 shares have been granted under the plan. This leaves us with only 138,783 shares remaining to be granted under the plan, which may be subject to new options, including options to be granted pursuant to acquisitions and to directors as compensation for services rendered to us. Consequently, our ability to issue any further options will be limited unless the number of shares issuable under the plan is increased. A larger pool of shares, which may be subject to new options and restrictions, will also allow us to grant options, restricted share grants or restricted share unit grants to individuals who may join us in the future.

      The key provisions of the plan, as proposed to be amended, are below. The summary of the plan is qualified in its entirety by the text of the 2002 Amended and Restated Stock Option Plan which is included as Appendix A to this proxy circular and proxy statement.:

      o ELIGIBILITY. All of our employees, officers, directors, consultants and advisors are eligible to receive options and Share Grants. To be eligible to receive options and Share Grants, consultants and advisors must have performed services for us or one of our affiliates under a written contract. As of September 27, 2004, there were approximately 215 eligible employees.

      o NUMBER OF SHARES. The aggregate maximum number of shares that may be issued under the plan will be increased to 5,000,000 if the amendment is approved, subject to adjustment upon the occurrence of any subdivision, redivision, consolidation, or other similar change affecting the shares. If any shares subject to any option, grant or award are forfeited, or an option, grant or award is terminated without issuance of shares, the shares subject to such option, grant or award will again be available under the plan.

      o TERM OF STOCK OPTION PLAN. No options or Share Grants may be granted under the plan after five years from the date the plan was approved by a majority of our shareholders.

      o ADMINISTRATION OF THE PLAN. The plan is administered by the Audit Committee of the Board of Directors. The Audit Committee shall have the authority to make such adjustments, not inconsistent with the terms of the plan, to the terms of currently outstanding options and Share Grants as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between: (i) outstanding employee awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity; and (ii) the options and Share Grants as so adjusted.

      o RESTRICTED SHARE GRANTS AND RESTRICTED SHARE UNIT GRANTS ("SHARE GRANTS"). We will be able to issue shares or award units (one Share for each unit) that are issued or awarded subject to certain restrictions on their sale by the participant as determined by our Audit Committee (including, without limitation, any limitation on the right to vote the shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times in such installments or otherwise, as our Audit Committee may deem appropriate.

      o FORFEITURE OF SHARE GRANTS. Any Share Grants that have not yet vested in a participant shall be terminated as of the termination of the participant's employment with us.

      o CREDITOR STATUS. To the extent that any person acquires a right to receive Share Grants from us under the plan, such right will be no greater than the right of any of our unsecured general creditors.

      o BENEFICIARY DESIGNATIONS. A participant shall have the right to designate a beneficiary to whom shares otherwise due to the participant shall be distributed in the event of his or her death while serving in the employee or other relationship with us. If there is no effective beneficiary of the participant then the payment of any remaining benefits payable pursuant to the plan shall be made to the participant's estate.

      o PAYMENT PURSUANT TO COURT ORDER. At the time any restricted Share Grants become payable, we will pay to, or to the participant for the benefit of, the participant's spouse or former spouse the portion of what the participant is then entitled to specified in a valid court order entered into in a domestic relations proceeding involving the participant's divorce or legal separation. Any such payments will be made net of any amounts we may be required to withhold under applicable federal, state, provincial or local laws.


      o OPTIONS. Options granted under the plan may be either incentive stock options (ISOs) or non-qualified stock options. ISOs are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. If the options are granted to a U.S. employee, the Audit Committee will designate the options granted under the plan as ISOs or non-qualified stock options.

      o EXERCISE PRICE. The exercise price of an option granted under the plan is determined by the Audit Committee, but in any event the option price shall not be lower than the fair market value of a share on the date the option is granted. The exercise price must be at least 110% of the fair market value of our shares on the date an ISO is granted if the recipient owns shares possessing more than 10% of the total voting power of our shares.

      o TERMINATION OF OPTIONS. All options terminate on the earliest of: (a) the expiration of the term specified in the option, which may not exceed five years from the date of grant, unless the Audit Committee specifies otherwise;
(b) the expiration of two months from the date an optionee's employment or service with us or our affiliates terminates for any reason other than disability, death or retirement; or (c) the expiration of six months from the date an optionee's employment or service with us or our affiliates terminates by reason of disability, death or retirement. The Audit Committee, in its discretion, may provide for additional limitations on the terms of any option.

      o TRANSFERS. No option or Share Grant awarded under the plan may be transferred, except by will or the laws of descent and distribution.

      o PAYMENT. An optionee may pay for shares covered by an option in cash, certified check, bank draft, money order or by such other mode of payment as the Audit Committee may approve.

      o PROVISIONS RELATING TO A CHANGE OF CONTROL. Unless otherwise determined by the Board of Directors, upon the occurrence of a change of control, all options and Share Grants become immediately vested and exercisable in full, provided that optionees are not required to exercise their options if the exercise price is greater than the price per share of the offer received in connection with the change of control.

      A change of control will occur upon approval by a majority of the shareholders of an offer to acquire greater than fifty percent of the combined voting power of our outstanding securities or an offer to acquire us through the purchase of all of our assets, by amalgamation or otherwise.

      o AMENDMENTS. The Audit Committee, with the approval of a majority of the shareholders, may amend the plan from time to time in such manner as it may deem advisable, provided the plan is not amended more than once every six months other than to comply with changes in the tax and employee benefit laws. Nevertheless, the Audit Committee may not, without obtaining an optionee's approval, alter or impair the rights or increase the obligations with respect to an option previously granted.

      o VESTING. Unless otherwise specified by the Audit Committee, options granted under the plan vest in three equal annual installments beginning on the first anniversary of their grant. The exercise period for the options may be accelerated from time to time, as determined by the Audit Committee.

      In order to be effective, the amendment to the 2002 Amended and Restated Stock Option Plan must be approved by a majority of votes cast by our shareholders who vote in respect of such resolution. In the event the resolution is not approved by the shareholders, the number of options available for employees and directors will remain at 3,000,000 shares and we will not be permitted to make Share Grants.

      Copies of the 2002 Amended and Restated Stock Option Plan may be obtained without payment and on request by contacting Tammie Brown at 613-270-0619, extension 263, (toll-free 1-877-327-8483) or via e-mail at tammie.brown@workstreaminc.com. In addition, copies of the 2002 Amended and Restated Stock Plan will be available for review at the Meeting.

BOARD'S RECOMMENDATION

      OUR BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE "FOR" THE RESOLUTION AUTHORIZING THE AMENDMENTS TO THE PLAN.



              PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT AUDITORS

                             (ITEM 3 ON PROXY CARD)

      Upon recommendation of the Audit Committee, the Board of Directors proposes to reappoint PricewaterhouseCoopers LLP as the auditors of Workstream, to hold office until the close of the next annual meeting of shareholders. PricewaterhouseCoopers LLP was first appointed auditor of Workstream on November 28, 1997. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the votes present or represented by proxy at the Meeting, other independent public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

      A representative of PricewaterhouseCoopers LLP is expected to be at the Meeting. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

      The affirmative vote of a majority of votes present or represented by proxy at the Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP as auditors of Workstream. Unless a contrary choice is specified, proxies solicited by Management will be voted "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as auditors of Workstream.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS OF WORKSTREAM.


      PROPOSAL 4 - AUTHORIZATION TO FIX THE REMUNERATION OF AUDITORS


                             (ITEM 4 ON PROXY CARD)

      In the past, our directors have negotiated with our auditors on an arms-length basis in determining the fees to be paid to the auditors in connection with the provision of audit services. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. The affirmative vote of a majority of votes present or represented by proxy at the Meeting is required to authorize the directors to fix the remuneration of the auditors. Unless a contrary choice is specified, proxies solicited by Management will be voted "FOR" the authorization of the directors to fix the remuneration of the auditors.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE AUTHORIZATION OF THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS.

CERTAIN TRANSACTIONS

      During fiscal 2003, Michael Mullarkey, the Company's Chief Executive Officer, agreed to defer until after June 1, 2004, a total of $797,880 in compensation earned as of May 31, 2003, as well as any additional compensation earned thereafter, with interest accruing on the balance at a rate of 8.0% per annum. In February 2004, the Company agreed to pay to Mr. Mullarkey $149,468 related to this compensation, of which $49,468 was withheld for taxes. The remaining $100,000 was not paid to Mr. Mullarkey in the form of a cash payment, but was applied as payment in full for Mr. Mullarkey's exercise of options to purchase 100,000 common shares at an exercise price of $1.00 per share. In April 2004, the Company and Mr. Mullarkey agreed to terminate his deferred compensation agreement and the Company paid in full the outstanding deferred compensation of $783,867 and any accrued interest incurred through March 31, 2004.

      During fiscal years 2003 and 2002, the Company received $500,000 and $750,000 respectively, in working capital loans from Mr. Mullarkey. These loans accrued interest at 4.75%. In January 2003, the Company consolidated the loans made by Mr. Mullarkey to the Company along with the interest accrued thereon into a five year term loan accruing interest at 8% per annum. During the third quarter ended February 29, 2004, the entire amount of the loan of $1,287,901 and accrued interest in an amount equal to $51,506 was paid in full. In January 2003, Mr. Mullarkey agreed to provide the Company with a $1,200,000 credit facility bearing interest at 8% per annum. The Company did not draw against this facility. In April 2004, the Company and Mr. Mullarkey agreed to terminate Mr. Mullarkey's commitment to provide the credit facility.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      A copy of our Annual Report on Form 10-K, as amended, for fiscal year 2004, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to Investor Relations, Workstream Inc., 495 March Road, Suite 300, Ottawa, Ontario K2K 3G1 or by calling Tammie Brown at
(613) 270-0619, extension 263.


                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Shareholders wishing to submit proposals for inclusion in the proxy circular and proxy statement for the 2005 Annual Meeting of Shareholders must submit such proposals to us at 495 March Road, Suite 300, Ottawa, Ontario K2K 3G1, Attention: Tammie Brown, on or before June 30, 2005. In order for the proposal to be included in the proxy circular and proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

                                   CERTIFICATE

      The contents of this Proxy Circular and Proxy Statement, and the sending of it to the holders of shares of Workstream, to each director of Workstream and to the appropriate governmental agencies have been approved by the Board of Directors.

DATED at Ottawa, Ontario, this 27th day of September, 2004.

BY ORDER OF THE BOARD

Signed by:

/s/ Michael Mullarkey

Michael Mullarkey
Chairman

                                                                      Appendix A
                                 WORKSTREAM INC.


                  2002 AMENDED AND RESTATED STOCK OPTION PLAN,
                           AS AMENDED IN OCTOBER, 2004

1.    PURPOSE OF THE PLAN

      The purpose of the Workstream Inc 2004 Amended and Restated Stock Plan is to develop the interest of and provide an incentive to eligible employees, consultants and directors of Workstream Inc. (the "Corporation") in the Corporation's growth and development by granting to eligible employees, consultants and directors from time to time options to purchase or conditional grants of Common Shares of the Corporation, thereby advancing the interests of the Corporation and its shareholders.

2.    DEFINITIONS

      In this Plan:

      a) "Account" means the unfunded and unsecured journal entry account established on the books and records of the Corporation to record an Account Balance under the Plan;

      b) "Account Balance" means the Restricted Stock Units credited to a Participant's Account, as adjusted in accordance with Section 22 to reflect the addition of dividend equivalents and any changes in capitalization and as adjusted in accordance with Section 33;

      c) "Affiliate" means, other than the Corporation, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Corporation if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain;
            (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates; or (iii) any other entity, approved by the Board as an Affiliate under the Plan, in which the Corporation or any of its Affiliates has a material equity interest;

      d) "Audit Committee" means the Audit Committee of the Corporation's Board of Directors, as constituted from time to time, and which shall at all times be composed of not less than 2 members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16(b)-3(b)(3) (or any successor rule) promulgated under the United States Securities Act of 1934, as amended and (ii) "Outside Directors" within the meaning of Treasury Regulation section 1.162-27(e)(3) under Section 162(m) of the Code, or such other committee ("Committee") or persons designated by the Board of Directors for the purpose of administering the Plan;

      e) "Board of Directors" means the Board of Directors of the Corporation as constituted from time to time;

      f) "Code" means the United States Internal Revenue Code of 1986, as amended;

      g) "Common Shares" means the common shares of the Corporation issued and outstanding from time to time;

      h) "Conditional Share Grant" means a Restricted Share Grant or a Restricted Share Unit Grant;

      i) "Consultant" means a person, other than an employee, executive officer or director of the Corporation, who performs or has performed services for the Corporation or an Affiliate under a written contract and who spends, has spent or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate, and "Consultants" means more than one Consultant;

      j) "Corporations Act" means the Canada Business Corporations Act, as amended, and the regulations promulgated thereunder;

      k) "Date of Grant" means, for any Option or Conditional Share Grant under the Plan, the date specified by the Audit Committee, or its designate, at the time it grants the Option or Conditional Share Grant; provided that (a) such date shall not be prior to the date the Audit Committee effects the amended and restated Plan with approval of a majority of the Corporation's shareholders, and (b) the Option or Conditional Share Grant is granted within five (5) years from the date the Plan is approved by the shareholders;

      l) "Disability" means permanent and total disability as determined under procedures established by the Audit Committee for the purposes of the Plan;

      m) "Exercise Date" means the date the Corporation receives from a Participant a completed Notice of Option exercise form pursuant to
            Section 13 with full payment for the Option Shares being purchased;

      n) "Exercise Period" means, with respect to any Option Shares, the period during which a Participant may purchase such Option Shares;

      o) "Exercise Price" with respect to an Option shall mean the price per Common Share as determined herein from time to time;

      p) "Incentive Stock Option" means an Option granted under this Plan to a United States resident, designated as such by the Audit Committee, and constitutes an "Incentive Stock Option" within the meaning of section 422 of the Code;

      q) "Non-Qualified Stock Option" means an option granted under this Plan to a United States resident, designated as such by the Audit Committee and does not constitute an Incentive Stock Option within the meaning of section 422 of the Code;

      r) "Option" means a non-transferable option to purchase Common Shares granted pursuant to the Plan;

      s)    "Optionee" means a Participant who has been granted one or more
            Options;

      t) "Option Shares" means Common Shares which are subject to purchase upon the exercise of outstanding Options;

      u) "Participant" means a current or former full-time employee, Consultant or director of the Corporation or an Affiliate;

      v) "Payment" means the distribution of Common Stock to a Participant in accordance with Sections 24, and it shall also include any Payment made pursuant to Section 29 and Section 38;

      w) "Plan" means the Workstream Inc. 2004 Amended and Restated Stock Plan as set out herein and approved by majority of shareholders of the Corporation;

      x) "Plan Shares" means the 4,000,000 Common Shares reserved from time to time for issuance pursuant to the exercise of Options plus 1,000,000 Common Shares reserved from time to time for issuance of Conditional Share Grants, subject to adjustment for changes in the capitalization of the Corporation as provided in Section 33. The Plan Shares may be granted as Incentive Stock Options, Non-Qualified Options, Restricted Share Grants, Restricted Share Unit Grants or have no designation. Common Shares issued under the Plan may be authorized but unissued Common Shares, issued Common Shares held in or acquired for the Corporation's treasury of Common Shares or Common Shares reacquired by the Corporation upon purchase in the open market;

      y) "Restricted Share Grant" means a grant by the Corporation of a Common Share that is issued subject to certain restrictions on its sale by the Participant as determined by the Audit Committee shall be subject to such restrictions as the Audit Committee may impose (including, without limitation, any limitation on the right to vote the Common Share or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Audit Committee may deem appropriate;

      z) "Restricted Share Unit Grant" or "RSU" means a grant of a unit representing the Corporation 's obligation to deliver or issue to a Participant one Common Share for each such unit in accordance with the terms of the Plan;

      aa) "Retirement" means retirement from active employment with the Corporation at or after age 65, or with the consent for purposes of the Plan of such officer of the Corporation as may be designated by the Audit Committee, at or after such earlier age and upon the completion of such years of service as the Committee may specify;

      bb)   "Third Party Offer" means the happening of any of the following:

            a) When a third party, acting at arm's length, as defined in the Income Tax Act (Canada), as amended, makes an offer to acquire the "beneficial ownership", as defined in the Corporations Act, directly or indirectly, of securities of the Corporation representing 50.1 percent or more of the combined voting power of the Corporation's then outstanding securities; or

            b) When a third party, acting at arm's length, as defined in the Income Tax Act (Canada), as amended, makes an offer to acquire the Corporation through the purchase of all of its assets, by amalgamation or otherwise, and

      cc) "Vested" means, with respect to a Restricted Share Grant or a RSU credited to a Participant's Account, that such Restricted Share or RSU is no longer subject to forfeiture in accordance with any notice given by the Corporation to the Participant at the time of the Grant, or any agreement between the Corporation and the Participant.

3.    OPERATION OF THE PLAN

      The Plan has been designed for both Canadian and United States employees.

      For United States Participants, any Option grant shall be designated, at the Date of Grant, as an Incentive Stock Option or a Non-Qualified Stock Option. For Canadian Participants, no such Option designation shall be made.

      Any Conditional Share Grant shall be designated at the Date of Grant as a Restricted Share Grant or a Restricted Share Unit Grant.

4.    CURRENCY

      All dollar amounts referred to in this Plan are in Canadian or United States funds as specified.

5.    EXTENDED MEANINGS

      In this Plan, words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

6.    HEADINGS

      Article headings are not to be considered part of the Plan and are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents thereof.

7.    ELIGIBILITY

      All Participants shall be eligible to participate in the Plan.

      Eligibility to participate shall not confer upon any Participant any right to be granted Options or Conditional Share Grants pursuant to the Plan.

      The extent to which any Participant shall be entitled to Options and/or Conditional Share Grants pursuant to the Plan shall be determined in the sole and absolute discretion of the Audit Committee.

                                  OPTION GRANTS

8.    NUMBER OF OPTION SHARES AVAILABLE FOR GRANTS

      No Option may be granted by the Audit Committee which would have the effect of causing the total number of all Option Shares subject to purchase under outstanding Options to exceed the number of Plan Shares reserved for Option grants.

      Upon the expiration, surrender, cancellation or termination, in whole or in part, of an unexercised Option, the Option Shares subject to such Option shall be available for other Options to be granted from time to time.

9.    GRANTING OF OPTIONS

      The Audit Committee may from time to time grant Options to Participants to purchase a specified number of Option Shares at a specified exercise price per share. The number of Option Shares to be granted, the exercise period, the exercise price, the Date of Grant, and such other terms and conditions of the Option shall be as determined by the Audit Committee.

      Options granted to a 10% shareholder which are designated as Incentive Stock Options shall have an exercise price equal to at least 110% of the fair market value of the Common Shares on the date the Options are granted.

10.   OPTION EXERCISE PRICE

      The Exercise Price per Common Share purchasable under an Option shall be determined by the Audit Committee but in any event shall not be lower than the fair market value of a Common Share on the Date of Grant. Fair market value shall be determined in good faith using common practices for such determination without regard to any restriction on the Common Shares.

11.   OPTION EXERCISE PERIOD

      Unless otherwise specified by the Audit Committee at the time of granting an Option, and except as otherwise provided in the Plan, each Option shall be exercisable in the following installments:

      Percentage of Total Number of Option
      Shares Which May be Purchased               Exercise Period
      ------------------------------------        ---------------
      33 1/3%                                     After the first anniversary of the Date of Grant and up to immediately before the fifth anniversary of the Date of Grant

      33 1/3%                                     After the second anniversary of the Date of Grant and up to immediately before the fifth anniversary of the Date of Grant

      33 1/3%                                     After the third anniversary of the Date of Grant and up to immediately before the fifth anniversary of the Date of Grant

      Once an Option installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Audit Committee. Each Option or Option installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of Common Shares with respect to which it is then exercisable. The Audit Committee shall have the right to accelerate the date which any installment of any Option is exercisable.

12.   TERM OF OPTIONS

      Subject to accelerated termination as provided for in the Plan, each Option shall, unless otherwise specified by the Audit Committee, expire on the fifth anniversary of the Date of Grant.

13.   EXERCISE OF OPTIONS

      An Optionee may at any time within the Exercise Period elect to purchase all or a portion of the Option Shares which such Optionee is then entitled to purchase by delivering to the Corporation a completed Notice of Option Exercise, specifying the Date of Grant of the Option being exercised, the Exercise Price of the Option and the number of Option Shares the Optionee desires to purchase. The Notice of Option Exercise shall be accompanied by payment in full of the purchase price for such Option Shares. Payment can be made by cash, certified cheque, bank draft, money order or the equivalent payable to the order of the Corporation or by such other means as may be specified by the Audit Committee.

14.   LIMITATION ON DISPOSITION OF INCENTIVE STOCK OPTION SHARES

      It is understood and intended that Options granted under this plan may qualify as an"incentive stock option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under section 421 of the Code, no sale or disposition may be made of any Common Shares acquired upon exercise of the Option within the one year period beginning on the day after the day of the transfer of such Common Shares to him, nor within the two year period beginning on the day after the date an Optionee is granted Options pursuant to this agreement. If the Optionee intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such Common Shares within said periods, he will notify the Corporation in writing within ten days after such disposition.

15.   COMMON SHARE CERTIFICATES

      Upon exercise of an Option and payment in full of the purchase price and any applicable tax withholdings, the Corporation shall cause to be issued and delivered to the Optionee within a reasonable period of time a certificate or certificates in the name of or as directed by the Optionee representing the number of Common Shares the Optionee has purchased.

16.   OPTION EXERCISE PERIOD ON TERMINATION OF EMPLOYMENT

      Unless otherwise determined by the Audit Committee, if an Optionee's employment terminate for any reason other than death, Disability or Retirement, any Option held by such Optionee shall thereupon terminate, except that each such Option, to the extent then exercisable, may be exercised for the lesser of 60 days or the balance of such Option's term.

      Options shall not be affected by any change of an Optionee's employment within or among the Corporation or Affiliate, or unless otherwise determined by the Audit Committee, so long as the Participant continues to be an employee of the Corporation or an Affiliate.

17. OPTION EXERCISE PERIOD ON TERMINATION BY REASON OF DEATH, DISABILITY OR RETIREMENT

      If an Optionee's employment terminates by reason of death, Disability or Retirement, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable or to such other extent as the Audit Committee may determine, for a period of 180 days (or such other period as the Audit Committee may specify) from the date of such death, Disability or Retirement or until the expiration of the stated term of such Option, whichever period is the shorter.

                            CONDITIONAL SHARE GRANTS

18.   ELIGIBILITY FOR CONDITIONAL SHARE GRANTS

      The Audit Committee may from time to time make Conditional Share Grants to Participants. The number of Conditional Share Grants to be granted, the Date of Grant, and such other terms and conditions of the Conditional Share Grants shall be as determined by the Audit Committee.

      No Conditional Share Grants may be granted by the Audit Committee which would have the effect of causing the total number of all Conditional Share Grants to exceed the number of Plan Shares reserved for Conditional Share Grants.

      Upon the expiration, surrender, cancellation or termination, in whole or in part, of a Conditional Share Grant, the number of Shares subject to such grant shall be available for other Conditional Share Grants to be made from time to time.

19.   VESTING OF CONDITIONAL SHARE GRANTS

      The Audit Committee may provide, in a notice given to the Participant as of the Date of Grant, or in an agreement between the Corporation and the Participant, a vesting schedule for the Conditional Share Grants being credited to the Participant, such that some or all of the Conditional Share Grants credited to the Participant shall be forfeited if the Participant does not continue in employment with the Corporation until such Conditional Share Grants are Vested as specified in such notice or agreement.

20.   RESTRICTED SHARE GRANTS

      Restricted Share Grants shall be subject to such restrictions as the Audit Committee may impose (including, without limitation, any limitation on the right to vote the Common Shares issued in the Participant's name or the right to receive any dividend or other right or property with respect to the said Common Shares), which restrictions may laps separately or in combination at such time or times, in such installments or otherwise, as the Audit Committee may deem appropriate.

      Common Share certificates that are issued in connection with Restricted Share Grants shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any such Common Shares in contravention of such restrictions shall be null and void and without effect. The aforesaid certificates shall be held by the Corporation until the restrictions are satisfied.

21.   FORFEITURE OF RESTRICTED SHARE GRANTS

      Except as otherwise determined by the Audit Committee, upon termination of employment (as determined under criteria established by the Audit Committee), for any reason during the applicable restriction period, all Restricted Share Grants still subject to restriction shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all of the remaining restrictions with respect to the Restricted Share Grants, evidenced in such manner as the Committee shall deem appropriate, which waiver shall be delivered to the Participant promptly after such Restricted Share Grants become unrestricted.

22.   RESTRICTED SHARE UNIT GRANTS

      Each Participant receiving Restricted Share Unit Grants shall have an Account established in his or her name by the Corporation. In connection with such grant, there shall be credited to the Participant's Account as of the Grant Date, the number of RSUs authorized by the Audit Committee.

      Whenever a cash dividend is paid on Common Shares, a Participant's Account will be adjusted by adding to the Account Balance the number of RSUs determined by multiplying the per share amount of the cash dividend by the number of RSUs credited to the Account Balance on the record date for the cash dividend, dividing the result by the current fair market value of a Common Share on the date the cash dividend is paid, and rounding the result to the nearest 1/100th of a RSU as the case may be (with .005 being rounded upwards); provided that, if a Participant's Account Balance is reduced to zero in accordance with the Plan between the record date and the payment date for such cash dividend, then, in lieu of such adjustment to the Participant's Account, the dividend equivalent amount with respect to such record date will be determined by multiplying the per share amount of the cash dividend by the portion of the Participant's Account Balance that is payable on the record date for the cash dividend and rounding the result to the nearest whole cent, which amount shall be paid to the Participant in cash. Any adjustment with respect to a Participant's Account pursuant to this Section 22 which is made with respect to any RSUs which are not then Vested shall become Vested at the same time as such RSUs.

23.   FORFEITURE OF RSUS ON TERMINATION OF EMPLOYMENT

      Notwithstanding any provision herein to the contrary, in the event that a Participant's employment is terminated, before any (or all) of his or her RSUs have become Vested, as provided in the notice or agreement described in Section 19, then all such RSUs in the Participant's Account which are not then Vested (including any Units attributable to such Units pursuant to Section 22, as determined by the Corporation) shall be forfeited, and no amount or Common Shares shall be payable with respect to such RSUs under any provision of this Plan.

24.   PAYMENT OF COMMON SHARES ON ACCOUNT OF RESTRICTED STOCK UNITS

      The Account Balance with respect to a particular RSU Grant will become payable in Common Shares on the date that the RSUs become Vested in accordance with Section 19, and one Common Share will be delivered in full satisfaction of each RSU to be paid, after rounding any fractional RSU upwards to the nearest whole share.

      The Audit Committee at its sole discretion may substitute an equivalent amount of cash, determined on the basis of the then fair market value of the Common Shares, if payment of the Account Balance in Common Shares is not reasonably practicable due to the requirements of applicable law.

      Notwithstanding the foregoing, if the payment date occurs on a date that is not during a "window period", then, unless the Corporation determines otherwise, the payment date shall automatically be deferred to the first trading day of the first "window period" beginning after such date. A "window period" means a period designated by the Corporation during which a Participant is permitted to purchase or sell Common Shares of the Corporation.

      If the Audit Committee finds that any person who is at the time entitled to any Payment hereunder is a minor or is unable to care for his or her affairs because of disability or incompetence, payment of the Account Balance may be made to anyone found by the Audit Committee to be the authorized representative of such person, or to be otherwise entitled to such Payment, in the manner and under the conditions that the Audit Committee determines. Such Payment will be a complete discharge of the liabilities of the Corporation hereunder with respect to the amounts so paid.

25.   DEBITING OF RESTRICTED SHARE UNIT ACCOUNT

      If and when Common Shares are distributed to a Participant in accordance with Section 24, the Participant's Account shall be debited with the number of RSUs equivalent to the number of Common Shares that have been distributed.

26.   CREDITOR STATUS OF RESTRICTED SHARE UNIT ACCOUNTS

      Nothing contained herein and no action taken pursuant hereto will be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and any Participant, the Participant's beneficiary or estate, or any other person. Title to and beneficial ownership of any Common Shares or funds represented by the Account Balance will at all times remain with the Corporation; such Common Shares or funds will continue for all purposes to be a part of the general assets of the Corporation and may be used for any corporate purpose. No person will, by virtue of the provisions of this Plan, have any interest whatsoever in any specific assets of the Corporation.

      TO THE EXTENT THAT ANY PERSON ACQUIRES A RIGHT TO RECEIVE PAYMENTS FROM THE CORPORATION UNDER THIS PLAN, SUCH RIGHT WILL BE NO GREATER THAN THE RIGHT OF ANY UNSECURED GENERAL CREDITOR OF THE CORPORATION.

                               GENERAL PROVISIONS

27.   WITHHOLDING OF TAX

      If the Corporation determines that under the requirements of applicable taxation laws it is obliged to withhold for remittance to a taxing authority any amount upon exercise of an Option, the Corporation may, prior to and as a condition of issuing the Option Shares, require the Optionee exercising the Option to pay to the Corporation, in addition to and in the same manner as the purchase price for the Option Shares, such amount as the Corporation is obliged to remit to such taxing authority in respect of the exercise of the Option. Any such additional payment shall, in any event, be due no later than the date as of which any amount with respect to the Option exercised first becomes includable in the gross income of the Optionee for tax purposes.

      The Corporation shall be authorized to withhold from any Restricted Stock Grant or RSU Payment the amount it determines necessary to satisfy any Canadian, United States and/or foreign federal, provincial, state, local or other withholding tax requirements relating to such Restricted Stock Grant or RSU Payment, or to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due the amount necessary to satisfy all federal, state, local, foreign, or other withholding tax requirements relating thereto. At the option of the Corporation, such amount may be remitted by check payable to the Corporation, in Common Shares (which may include Common Shares received pursuant to this Plan), by the Corporation's withholding of Common Shares, or any combination thereof.

28.   BENEFICIARY DESIGNATIONS

      A Participant may file with the Corporation, on such form as may be prescribed by the Audit Committee, a designation of one or more beneficiaries (each, a Beneficiary) to whom Common Shares otherwise due to the Participant shall be distributed in the event of his death while serving in the employ or other relationship with the Corporation.

      The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporation. If any designated Beneficiary survives the Participant but dies before receiving all of Participant's benefits hereunder, any remaining benefits due the Participant shall be distributed to the deceased Participant's estate.

      If there is no effective Beneficiary designation on file with the Corporation at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased the Participant, the payment of any remaining benefits hereunder shall be made to the Participant's estate.

29.   TRANSFER

      Options or Conditional Share Grants granted under the Plan are not assignable or transferable by the Participant or subject to any other alienation, sale, pledge or encumbrance by such Participant except by will or by the laws of descent and distribution. The obligations of each Participant shall be binding on his/her heirs, executors and administrators.

      During the Participant's lifetime Options shall be exercisable only by the Participant.

      Notwithstanding the foregoing, at the time any RSUs become payable, the Corporation will pay to, or to the Participant for the benefit of, the Participant's spouse or former spouse the portion of the Participant's Account Balance specified in a valid court order entered into in a domestic relations proceeding involving the Participant's divorce or legal separation. Any such Payment will be made net of any amounts the Corporation may be required to withhold under applicable federal, state, provincial or local laws.

30.   NO RIGHT TO EMPLOYMENT

      The granting of an Option or a Conditional Share Grant to a Participant under the Plan does not confer upon the Participant any right to expectation of employment by, or to continue in the employment of, the Corporation, or to be retained as a Consultant by the Corporation.

31.   RIGHTS AS SHAREHOLDERS

      An Optionee shall not have any rights as a shareholder with respect to Option Shares until full payment has been made to the Corporation and a share certificate or share certificates have been duly issued.

      A Participant's rights as a shareholder with respect to any Common Shares issued in connection with Restricted Stock Grants shall be subject to such restrictions as are imposed by the Audit Committee pursuant to Section 20.

      A Participant shall not have any rights as a shareholder with respect to any Vested RSUs in his Account until a share certificate or share certificates have been duly issued with respect to the Vested RSUs.

32.   ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Audit Committee which shall have the authority to:

            a) determine the individuals and entities (from among the class of individuals and entities eligible to receive Options or Conditional Share Grants) to whom Options or Conditional Share Grants may be granted;

            b) make such adjustments, not inconsistent with the terms of the Plan, to the terms of currently outstanding Options and Conditional Share Grants as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between (i) outstanding employee awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity and (ii) the Option Shares and Conditional Share Grants as so adjusted;

            c) determine the number of Common Shares to be subject to each Option or Conditional Share Grants;

            d) determine the terms and conditions of any grant of Option or Conditional Share Grants, including but not limited to:

                  o the time or times at which Options or Conditional Share Grants may be granted;

                  o the exercise price at which Option Shares subject to each Option may be purchased;

                  o the time or times when each Option shall be come exercisable and the duration of the Exercise Period but, in any case shall not exceed five years from the Date of Grant;

                  o whether restrictions or limitations are to be imposed on Option Shares or Conditional Share Grants, and the nature of such restrictions or limitations, if any; and

                  o any acceleration of exercisability or waiver of termination regarding any Option or Conditional Share Grant, based on such factors as the Audit Committee may determine; and

                  o interpret the Plan and prescribe and rescind rules and regulations relating to the Plan.

      The interpretation and construction by the Audit Committee of any provisions of the Plan or of any Option or Conditional Share Grant shall be final and binding on all persons. Nothing in the Plan shall be interpreted, amended or altered in such a manner as to disqualify the Plan under section 422 of the Code. No members of the Audit Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Conditional Share Grant granted under it. The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or any Affiliate as the Audit Committee shall determine.

33.   RECAPITALIZATION AND REORGANIZATION

      The number of Option Shares subject to each outstanding Option, the purchase price for such Option Shares and the number of Conditional Share Grants shall be appropriately adjusted for any subdivision, redivision, consolidation or any similar change affecting the Common Shares.

34.   CONDITIONS

      The Plan and each Option and Conditional Share Grant shall be subject to the requirement that, if at any time the Audit Committee determines that the listing, registration or qualification of the Common Shares subject to such Option or Conditional Share Grant upon any securities exchange or under any provincial, state or federal law, or the consent or approval of any governmental body, securities exchange, or the holders of the Common Shares generally, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or Conditional Share Grant or the issue or purchase of Common Shares thereunder, no such Option may be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Audit Committee.

35.   NOTICES

      All written notices to be given by the Participant to the Corporation shall be delivered personally or by registered mail, postage prepaid, addressed as follows:

                                 WORKSTREAM INC
                                 495 MARCH ROAD, SUITE 300
                                 OTTAWA, ON K2K 3G1
                                 ATTENTION: CEO

      Any notice given by the Participant pursuant to the terms of an Option or Conditional Share Grant shall not be effective until actually received by the Corporation at the above address.

36.   CORPORATE ACTION

      Nothing contained in the Plan or in an Option or Conditional Share Grant shall be construed so as to prevent the Corporation from taking corporate action which is deemed by the Corporation to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option or Conditional Share Grant.

37.   AMENDMENTS

      The Audit Committee, with approval of a majority of shareholders, shall have the right, in its sole discretion, to alter, amend, modify or terminate the Plan or any Option or Conditional Share Grant granted under the Plan at any time without notice. The Plan shall not, however, be altered, amended or modified more often than once every six months other than to comport with changes to applicable tax and employee benefit laws and the respective rules and regulations thereunder. No such amendment, however, may, without the consent of the Participant, alter or impair any rights or increase any obligations with respect to an Option or Conditional Share Grant previously granted under the Plan.

38.   THIRD PARTY OFFER

      In the event of a Third Party Offer, which is accepted by a majority of the shareholders of the Corporation, unless otherwise determined by the Board of Directors prior to the occurrence of such Third Party Offer, any

      a) Options, outstanding as of the date of the Third Party Offer and then not exercisable shall become fully exercisable at the Exercise Price, provided that Optionees are not required to exercise their Options if the Third Party Offer per Common Share is less than the Exercise Price; and

      b) Restricted Share Grants and/or RSUs, outstanding as of the date of the Third Party Offer and then not fully Vested shall become fully Vested.

39.   TERMINATION OF PLAN

      Except as otherwise provided herein, Options and Conditional Share Grants may be granted only within the five year period from the date the Plan has been approved by a majority of common shareholders. The termination of the Plan shall have no effect on outstanding Options or Conditional Share Grants, which shall continue in effects in accordance with their terms and conditions and the terms and conditions of the Plan, provided that no Option or Conditional Share Grant may be exercised after the fifth anniversary of its Date of Grant.

40.   FURTHER ASSURANCES

      Each Participant shall, when requested to do so by the Corporation, sign and deliver all such documents relating to the granting or exercise of Options or Conditional Share Grants deemed necessary or desirable by the Corporation.

41.   GOVERNING LAW

      The Plan is established under the laws of the Province of Ontario, and the rights of all parties and the construction and effect of each provision of the Plan shall be according to the laws of the Province of Ontario.

      DATED this                  day of                               , 2004.

      WORKSTREAM INC


      ----------------------------------
      Michael Mullarkey, Chairman

                                 WORKSTREAM INC.
                                      PROXY
                                 FOR USE AT THE
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, OCTOBER 27, 2004

      THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE WORKSTREAM INC.

      The undersigned shareholder of WORKSTREAM INC. (the "Corporation") hereby appoints, MICHAEL MULLARKEY, Chairman and Chief Executive Officer of the Corporation, or failing him, DAVID POLANSKY, Chief Financial Officer of the Corporation, OR INSTEAD OF EITHER OF THE FOREGOING, , as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual and special meeting of the shareholders of the Corporation to be held on THE 27TH DAY OF OCTOBER, 2004, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees designated above are specifically directed to vote the shares registered in the name of the undersigned, as specified below:

1. VOTE [ ] FOR OR [ ] WITHHOLD/ABSTAIN FROM VOTING in the election of the nominees for directors of the Corporation as a group listed below: Michael Mullarkey; Thomas Danis; Matthew Ebbs; Michael Gerrior; Arthur Halloran; Steve Singh; and Cholo Manso.

2. VOTE [ ] FOR OR [ ] AGAINST in the approval of the amendments to the Corporation's stock option plan, the particulars of which are set out in the Management Proxy Circular.

3. VOTE [ ] FOR OR [ ] WITHHOLD/ABSTAIN FROM VOTING in the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation.

4. VOTE [ ] FOR OR [ ] AGAINST a resolution authorizing the directors to fix the remuneration of the auditors of the Corporation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED (I) "FOR" THE ELECTION OF DIRECTORS, (II) "FOR" THE AMENDMENTS TO THE STOCK OPTION PLAN (III) "FOR" THE APPOINTMENT OF AUDITORS, AND (IV) "FOR" AUTHORIZING THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION, AND IN ACCORDANCE WITH THE NOMINEES' DISCRETION ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         Dated the  ______ day of _________________, 2004.


_____________________________________           ________________________________
Name of Shareholder (please print)                  Signature of Shareholder

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as you indicate above.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM/HER AND TO ATTEND AND ACT FOR HIM/HER ON HIS/HER BEHALF AT THE MEETING OTHER THAN THE NOMINEES DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS/HER NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

              Please mark, sign, date and return this proxy using the enclosed self-addressed, postage prepaid envelope no later than the close of business on the last business day preceding the meeting or any adjournment thereof with American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.